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Exhibit 10.22

                        's 2007 Bonus

2007 Base Salary:

2007 Variable:

YTD (1/01/07 - 12/31/07) = 2007 EBITDA

EBITDA	@	= 0% × factor
EBITDA	@	= 100% × factor
EBITDA	@	= 200% × factor
Note:
•	Bonus is prorated between steps.
•	Bonus can not exceed 200% of variable.
•	Must be employed by Indalex as of 12/31/07 to be eligible for bonus.
•	EBITDA amounts set forth above are net amounts (after all bonuses).

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  Exhibit 10.22